                                                                    Exhibit 99.3

                               TRW AUTOMOTIVE INC.

                                OFFER TO EXCHANGE

                        NEW 9 3/8% SENIOR NOTES DUE 2013
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       FOR
            ANY AND ALL OF ITS OUTSTANDING 9 3/8% SENIOR NOTES DUE 2013

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THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M. MIDNIGHT, NEW YORK CITY TIME, ON
             , 2003, UNLESS EXTENDED BY THE COMPANY.

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                                                                          , 2003

To Our Clients:

Enclosed for your consideration are a Prospectus, dated                   , 2003
(the "Prospectus"), and form of Letter of Transmittal (the "Letter of
Transmittal"), relating to the offer (the "Exchange Offer") by TRW Automotive
Inc. (the "Company") to exchange $925,000,000 principal amount of the Company's
9 3/8% Senior Notes due 2013 that have been registered under the Securities Actf
1933, as amended (collectively, the "Exchange Notes"), for any and all of its outstanding 9 3/8% Senior Notes due 2013 (collectively, the "Outstanding Notes")
in integral multiples of $1,000. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof, upon the terms and subject to the conditions of the enclosed Prospectus. The Company will accept for exchange any and all
Outstanding Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus.

     The enclosed materials are being forwarded to you as the beneficial owner of Outstanding Notes held by us for your account but not registered in your name. A tender of such Outstanding Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender their
Outstanding Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish to tender any or all such Outstanding Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.
If you wish to have us do so, please so instruct us by completing, executing and returning to us the instruction form that appears on the reverse side hereof. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Outstanding Notes.

                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the Exchange Offer by the Company with respect to the Outstanding Notes.

     This will instruct you, the registered holder, to tender the principal amount of the Outstanding Notes indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the
Prospectus and the Letter of Transmittal.

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                   PRINCIPAL AMOUNT HELD                                 PRINCIPAL AMOUNT TO BE TENDERED*
                   FOR ACCOUNT HOLDER(S)
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*    Unless otherwise indicated, the entire principal amount held for the account of the undersigned will be tendered.

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                             SIGN HERE

  Dated                                                                  , 2003
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  Signature(s)
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  Print Name(s)
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  Address:
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                            (Please include Zip Code)

  Telephone Number
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                    (Please include Area Code)

  Tax Identification Number
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                                     (Social Security Number or Employer
                                            Identification Number)

  My Account Number With You
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